THIRD QUARTER REPORT

[MORGAN STANLEY LOGO]

Morgan Stanley Eastern Europe Fund, Inc.

SEPTEMBER 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

MORGAN STANLEY EASTERN EUROPE FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                           William G. Morton, Jr.
CHAIRMAN OF THE BOARD OF DIRECTORS        DIRECTOR

Ronald E. Robison                         Michael Nugent
PRESIDENT AND DIRECTOR                    DIRECTOR

John D. Barrett II                        Fergus Reid
DIRECTOR                                  DIRECTOR

Thomas P. Gerrity                         Stefanie V. Chang
DIRECTOR                                  VICE PRESIDENT

Gerard E. Jones                           Lorraine Truten
DIRECTOR                                  VICE PRESIDENT

Joseph J. Kearns                          Joseph P. Stadler
DIRECTOR                                  VICE PRESIDENT AND TREASURER

Vincent R. McLean                         Mary E. Mullin
DIRECTOR                                  SECRETARY

C. Oscar Morong, Jr.                      Belinda A. Brady
DIRECTOR                                  ASSISTANT TREASURER


INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.
                                        OVERVIEW

LETTER TO SHAREHOLDERS

For the nine months ended September 30, 2001, the Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -13.42% compared to -17.53% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on September 30,1996 through September 30, 2001, the Fund had a cumulative total return, based on net asset value per share, of -17.57% compared with -24.84% for its benchmark. Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for Russia, Poland, the Czech Republic and Hungary. For the period from September 30, 1996 through December 31, 1997, the Fund's performance was compared with the Russia (Moscow Times 50) and New Europe Blended Composite. That composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted MSCI local indices for the Czech Republic, Hungary and Poland. On September 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $11.11, representing an 18.8% discount to the Fund's net asset value per share.

MARKET OVERVIEW AND OUTLOOK

The Russian market continues to be the strongest in the region and one of the best performing in the world, rising 11.7% for the nine months ended September 30. The high oil prices, drastic improvements in the fiscal accounts and President Putin's comprehensive reform agenda have supported an economic boom and improved investor confidence in the country. GDP is forecasted to rise by 5.5% this year, with a slight fall to 4.5% in 2002, driven both by investment and domestic consumption, which has finally been reactivated on the back of significant real wage increases. The Duma's summer session produced more progress on areas as varied as land ownership, taxes and reform of the judiciary, than originally expected, and the agenda for the fall and winter is no less ambitious. The restructuring of the electric sector, one of the largest weightings in the Fund, has begun to be implemented under a plan that took into consideration minority investor rights and suggestions. On the negative side, inflation continues to be high at around 20%, contributing to the appreciation of the currency as well as potentially threatening badly needed tariff increases in virtually all of the utility sectors.

We remain very constructive about the Russian market, as we see more progress on reform and an economy that we expect will likely remain strong in spite of global weakness, as well as valuation levels that do not yet discount the overall improvements in governance and stability. Fluctuations in the oil price, however, will likely cause nervousness, as the oil sector is the largest contributor to exports and tax revenues.

The Polish market has fallen 42.8%, reflecting poor economic conditions locally and abroad and political uncertainty.

Hungary fell by 24.9% in the first nine months of the year, with investors shunning the market as the EU economies faltered and global uncertainty rose. The economy performed remarkably well, with growth expected around 4.5% this year, mainly the result of healthier consumption. The market offered intriguing opportunities after its poor performance and the Fund expects to maintain an overweight position.

OTHER DEVELOPMENTS

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the nine months ended September 30, 2001, the Fund has repurchased 331,340 of its shares at an average discount of 17.54% from net asset value per share. From the inception of the program through September 30, 2001, the Fund has repurchased 1,211,040 of its shares at an average discount of 17.44% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,

/s/  Ronald E. Robison
Ronald E. Robison
PRESIDENT AND DIRECTOR

October 2001

--------------------------------------------------------------------------------
ON OCTOBER 18, 2001, THE FUND'S BY-LAWS WERE AMENDED TO CHANGE THE RETIREMENT AGE FOR ITS DIRECTORS TO 72 FROM 73. THE FUND ALSO ADOPTED A NON-FUNDAMENTAL POLICY THAT, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS ASSETS WILL BE INVESTED IN EQUITY SECURITIES OF EASTERN EUROPEAN COUNTRY ISSUERS AND IN DEBT SECURITIES ISSUED OR GUARANTEED BY EASTERN EUROPEAN COUNTRY GOVERNMENTS OR GOVERNMENTAL ENTITIES.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.
                                        SEPTEMBER 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY

HISTORICAL INFORMATION

                                                                   TOTAL RETURN (%)
                                      -----------------------------------------------------------------------------
                                          MARKET VALUE(1)           NET ASSET VALUE(2)             INDEX(3)
                                      -----------------------------------------------------------------------------
                                                      AVERAGE                   AVERAGE                   AVERAGE
                                      CUMULATIVE      ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE      ANNUAL
                                      ----------      -------    ----------     --------   ----------     ---------
Year to Date                              -8.84%         --       -13.42%          --       -17.53%          --
One Year                                 -32.92      -32.92%      -26.81       -26.81%      -27.79       -27.79%
Since Inception*                         -33.05       -7.71       -17.57        -3.79       -24.84        -5.55

Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                          YEAR ENDED DECEMBER 31,                  NINE MONTHS
                                     ----------------------------------------------------------       ENDED
                                                                                                   SEPTEMBER 30,
                                        1996*       1997        1998         1999       2000           2001
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share             $ 20.77     $ 26.59     $ 12.65      $ 20.38     $ 15.80       $ 13.68

Market Value Per Share                $ 18.00     $ 23.88     $  9.81      $ 16.88     $ 12.19       $ 11.11

Premium/(Discount)                      -13.3%      -10.2%      -22.4%       -17.2%      -22.8%        -18.8%

Income Dividends                      $  0.07          --          --           --          --            --

Capital Gains Distributions                --     $  3.68     $  0.67           --          --            --

Fund Total Return(2)                     4.18%      48.19%     -50.62%       61.11%     -22.47%       -13.42%

Index Total Return(3)                    9.25%      48.23%     -57.84%       67.30%     -20.22%       -17.53%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. That composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index.
*   The Fund commenced operations on September 30, 1996.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

[CHART]

ALLOCATION OF TOTAL INVESTMENTS

-------------------------------------------------------------
    Equity Securities                                  99.5%
    Short-Term Investments                              0.5
-------------------------------------------------------------

[CHART]

INDUSTRIES

-------------------------------------------------------------
    Oil & Gas                                          42.4%
    Electric Utilities                                 17.1
    Banks                                              15.4
    Diversified Telecommunication Services             11.7
    Pharmaceuticals                                     5.8
    Media                                               1.6
    Electrical Equipment                                1.5
    Auto Components                                     1.0
    Wireless Telecommunication Services                 0.7
    IT Consulting & Services                            0.5
    Other                                               2.3
-------------------------------------------------------------

[CHART]

COUNTRY WEIGHTINGS

-------------------------------------------------------------
    Russia                                             61.7%
    Hungary                                            20.7
    Poland                                             12.8
    Czech Republic                                      2.8
    Other                                               2.0
-------------------------------------------------------------

TEN LARGEST HOLDINGS

                                          PERCENT OF
                                          NET ASSETS
----------------------------------------------------
1.  Surgutneftegaz (Russia)                  22.9%
2.  Unified Energy Systems                   17.1
    (Russia)
3.  LUKoil Holdings (Russia)                 12.9
4.  OTP Bank Rt. (Hungary)                    6.4
5.  Bank Polska Kasa Opieki SA                6.2
    (Poland)
6.  Gedeon Richter Rt. (Hungary)              5.8%
7.  Matav Rt. (Hungary)                       4.0
8.  Telekomunikacja Polska (Poland)           4.0
9.  Gazprom ADR (Russia)                      3.4
10. MOL Magyar Olaj-es Gazipari               3.2
    Rt. GDR (Hungary)                        -----
                                             85.9%
                                             =====


                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.
                                        STATEMENT OF NET ASSETS
                                        SEPTEMBER 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                           SHARES          (000)
------------------------------------------------------------------------------------
COMMON STOCKS (98.0%)
(Unless otherwise noted)
====================================================================================
CZECH REPUBLIC (2.8%)
BANKS
   Ceska Sporitelna                                         80,000       $     566
   Komercni Banka                                           35,600             879
------------------------------------------------------------------------------------
                                                                             1,445
------------------------------------------------------------------------------------
HUNGARY (20.7%)
AUTO COMPONENTS
   North American Bus Industries Rt.                        45,444             532
------------------------------------------------------------------------------------
BANKS
   OTP Bank Rt.                                             51,706           2,488
   OTP Bank Rt. GDR                                         17,550             838
------------------------------------------------------------------------------------
                                                                             3,326
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Matav Rt.                                               120,326             310
   Matav Rt. ADR                                           132,829           1,794
------------------------------------------------------------------------------------
                                                                             2,104
------------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE
   Danubius Hotel and Spa Rt.                               19,720             182
------------------------------------------------------------------------------------
OIL & GAS
   MOL Magyar Olaj-es Gazipari Rt.                          77,902           1,154
   MOL Magyar Olaj-es Gazipari Rt. GDR                      33,300             500
------------------------------------------------------------------------------------
                                                                             1,654
------------------------------------------------------------------------------------
PHARMACEUTICALS
   Gedeon Richter Rt.                                       54,765           3,042
------------------------------------------------------------------------------------
                                                                            10,840
====================================================================================
POLAND (12.8%)
BANKS
   Bank Polska Kasa Opieki SA                              210,776           3,270
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Telekomunikacja Polska SA GDR                           742,570           2,094
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
   Elektrim SA                                             178,955             800
------------------------------------------------------------------------------------
IT CONSULTING & SERVICES
   Prokom Software SA GDR                                   29,890             273
------------------------------------------------------------------------------------
MEDIA
   Agora SA                                                 26,026             274
------------------------------------------------------------------------------------
                                                                             6,711
====================================================================================
RUSSIA (61.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES
   AO VimpelCom ADR                                         45,200             742
   Mustcom                                               9,526,809           1,170
------------------------------------------------------------------------------------
                                                                             1,912
------------------------------------------------------------------------------------
ELECTRIC UTILITIES
   Unified Energy Systems                               19,610,906       $   8,455
   Unified Energy Systems GDR                               58,500             506
------------------------------------------------------------------------------------
                                                                             8,961
------------------------------------------------------------------------------------
MEDIA
   Storyfirst Communications 'A' (Preferred)                 1,920             548
------------------------------------------------------------------------------------
OIL & GAS
   Gazprom ADR                                             204,300           1,788
   LUKoil Holdings                                         207,400           1,939
   LUKoil Holdings ADR                                     128,166           4,809
   Surgutneftegaz ADR (Preferred)                          127,500           1,721
   Surgutneftegaz (Preferred)                            3,960,000             535
   Surgutneftegaz ADR                                      871,772           9,755
------------------------------------------------------------------------------------
                                                                            20,547
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
   Nizhegordsvyazinform ADR                                250,000             350
------------------------------------------------------------------------------------
                                                                            32,318
====================================================================================
TOTAL COMMON STOCKS (Cost $64,832)                                          51,314
====================================================================================

                                                            FACE
                                                          AMOUNT
                                                            (000)
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.4%)
UNITED STATES (0.4%)
REPURCHASE AGREEMENTS
   J.P. Morgan Securities Inc., 2.50%,
     dated 9/28/01, due 10/1/01
   (Cost $213)                                              213(a)          213
====================================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.1%)
------------------------------------------------------------------------------------
   Czech Koruna
   (Cost $39)                                        CZK  1,459              39
====================================================================================

                                                          AMOUNT           VALUE
                                                           (000)           (000)
------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
(Cost $65,084)                                                          51,566
====================================================================================
OTHER ASSETS & LIABILITIES (1.5%)
Other Assets                                            $ 2,214
Liabilities                                              (1,426)        $   788
====================================================================================
NET ASSETS (100%) Applicable to 3,826,708, issued and outstanding $ 0.01 par
value shares (500,000,000 shares authorized)                            $52,354
====================================================================================
NET ASSET VALUE PER SHARE                                               $ 13.68
====================================================================================

(a)--The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@-- Value is less than $500
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

======================================================================================
SEPTEMBER 30, 2001 EXCHANGE RATES:
--------------------------------------------------------------------------------------
CZK Czech Koruna                                                         37.25 = $1.00
--------------------------------------------------------------------------------------